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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 16, 2002, except as to Note 10, as to which the date is September 18, 2002, relating to the financial statements and financial statement schedule, which appear in Handspring, Inc.'s Annual Report on Form 10-K for the year ended June 29, 2002.


                                         /s/ PricewaterhouseCoopers LLP
                                         -----------------------------------
                                         PricewaterhouseCoopers LLP


                                         San Jose, California
                                         January 31, 2003